                                                                   EXHIBIT 99.1

                                   EXHIBIT B

                            JOINT FILING AGREEMENT


          The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.

Dated: August 7, 1997


                                          The TCW Group, Inc.


                                          By:   /s/ MOHAN V. PHANSALKAR
                                                ------------------------------
                                                Mohan V. Phansalkar
                                                Authorized Signatory


                                          Robert Day


                                          By:   /s/ MOHAN V. PHANSALKAR
                                                -------------------------------
                                                Mohan V. Phansalkar
                                                Under Power of Attorney dated
                                                January 30, 1996, on File with
                                                Schedule 13G Amendment Number 1
                                                for Matrix Service Co. dated
                                                January 30, 1996.

                                          Oaktree Capital Management, LLC


                                          By:   /s/ KENNETH LIANG
                                                ------------------------------
                                                Kenneth Liang
                                                Managing Director and
                                                General Counsel


                                     B-1